UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Digimarc Corporation (“Digimarc”) is making this filing pursuant to Item 9.01 of Form 8-K, which requires reporting companies to provide specified financial information about acquired businesses that meet certain significance tests.

On December 4, 2012, Digimarc filed with the Securities and Exchange Commission a Current Report on Form 8-K (File No. 001-34108) stating that it had acquired Attributor Corporation (“Attributor”). This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to include the financial information required under Item 9.01 that was previously omitted in accordance with Items 9.01(a) and 9.01(b).

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited financial statements of Attributor as of December 31, 2011 and 2010 and for the years then ended December 31, 2011 and 2010 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The unaudited financial statements of Attributor as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet as of September 30, 2012 and statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description

23.1	Consent of BKD, LLP, independent auditors

99.1	Audited financial statements of Attributor as of December 31, 2011 and 2010 and for the years then ended December 31, 2011 and 2010.

99.2	Unaudited financial statements of Attributor as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011.

99.3	Unaudited pro forma combined balance sheet as of September 30, 2012 and statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2013

	By:	/s/ Michael McConnell
Michael McConnell
Chief Financial Officer and Treasurer

DIGIMARC CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of BKD, LLP, independent auditors

99.1	Audited financial statements of Attributor as of December 31, 2011 and 2010 and for the years then ended December 31, 2011 and 2010.

99.2	Unaudited financial statements of Attributor as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011.

99.3	Unaudited pro forma combined balance sheet as of September 30, 2012 and statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011.